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                                                                     EXHIBIT 1.1

                           THE DETROIT EDISON COMPANY

                                 DEBT SECURITIES

                         Form of Underwriting Agreement

                                                                          [DATE]

To the Representatives of the
several Underwriters named in the
respective Pricing Agreements
hereinafter described.

Ladies and Gentlemen:

      From time to time The Detroit Edison Company, a Michigan corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities"), which may consist of (i) General and Refunding Mortgage Bonds (the "Mortgage Bonds"), (ii) debt securities secured by Mortgage Bonds ("Secured Securities") and/or (iii) unsecured debt securities, in each case as specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"). Mortgage Bonds will be issued under the Mortgage and Deed of Trust, dated as of October 1, 1924, between the Company and J.P. Morgan Trust Company, National Association, as successor trustee (the "Mortgage Trustee"), as amended and supplemented by various supplemental indentures including the supplemental indenture (a "Supplemental Indenture") creating the Designated Securities (the "Mortgage"). Any other Securities will be issued under the Indenture, dated as of June 30, 1993, between the Company and J.P. Morgan Trust Company, National Association, as successor trustee (the "Indenture Trustee" and each of the Indenture Trustee and the Mortgage Trustee, a "Trustee"), as amended and supplemented by various supplemental indentures including the supplemental indenture (a "Supplemental Indenture") creating the Designated Securities (the "Indenture").

      If specified in Schedule II to the applicable Pricing Agreement, payment of the principal of, premium, if any, and interest on each series of Secured Securities will be secured by the pledge by the Company to the Indenture Trustee of a Mortgage Bond (each, a "Pledged Bond") to be issued under the Mortgage.

      The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Mortgage or the

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Indenture, as the case may be, and the Supplemental Indenture thereto identified in such Pricing Agreement.

      1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representative. This underwriting agreement (the "Agreement") shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Mortgage or, as the case may be, the Indenture, and the Registration Statement (as defined below) and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications, facsimile or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

      2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

      (a) A registration statement on Form S-3 (Nos. 333-           ) in respect
of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; no other document with respect to such registration statement or any post-effective amendment thereto or document incorporated by reference therein (other than prospectuses relating to the offering of securities other than the Designated Securities) has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or any post-effective amendment thereto or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the

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Securities Act of 1933, as amended (the "Act"), being hereinafter called a
"Preliminary Prospectus"; the various parts of such registration statement or any post-effective amendment thereto, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, but excluding the Statements of Eligibility and Qualification on Form T-1 of the Mortgage Trustee and Indenture Trustee (the "Forms T-1"), each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

      (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to in order make the statements therein, in the light of the circumstances under which they were made, not misleading;

      (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations of the Commission

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thereunder and the Registration Statement does not, and as of its effective date and the effective date of any amendment thereto will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, and the Prospectus does not, and as of the applicable filing date of any amendment or supplement thereto will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to the Designated Securities;

      (d) Neither the Company nor any of its Significant Subsidiaries (as defined below) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change (in either case not in the ordinary course of business), in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; "Significant Subsidiary" shall mean each subsidiary listed on Schedule III to the Pricing Agreement; the only subsidiaries of the Company are (i) those subsidiaries listed on Schedule III and (ii) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X of the rules and regulations under the Act;

      (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and, except as described in the Registration Statement and the Prospectus, the Company holds all material licenses, certificates and permits (or has applications pending) from governmental authorities necessary for the conduct of its business;

      (f) Each Significant Subsidiary, if any, of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the power and authority (corporate and other) to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and

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is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, except as described in the Registration Statement and the Prospectus, each Significant Subsidiary of the Company holds all material licenses, certificates and permits (or has applications pending) from governmental authorities necessary for the conduct of its business;

      (g) The Company has an authorized capitalization as set forth in the Prospectus;

      (h) This Agreement has been duly authorized, executed and delivered by the Company and on and as of its date, the Pricing Agreement with respect to the Designated Securities will have been duly authorized, executed and delivered by the Company;

      (i) The Company has good and marketable title to all properties standing of record in its name (which includes, without limitation, all of those properties, except pollution control facilities standing in the names of certain municipalities which are being purchased by the Company pursuant to installment sales contracts and the undivided ownership interest of Michigan Public Power Agency in a portion of the Belle River Power Plant, in each case as described in the Prospectus, which constitute or on which there are erected its principal plants, generating stations and substations and on which its general office and service buildings are constructed and all other important parcels of real estate) and improvements thereon, subject to the lien of the Mortgage and to minor exceptions and minor defects, irregularities and deficiencies which in the opinion of the Company, do not materially impair the use of such property for the purpose for which it is held by the Company, and the Company has adequate rights to maintain and operate such of its distribution facilities as are located on public or other property not owned by the Company;

      (j) If the Designated Securities consist of Mortgage Bonds or Secured Securities, the Mortgage is a first lien (subject to no prior liens, charges, encumbrances or security interests, except current taxes and assessments not yet due and minor encumbrances which do not materially impair the use of such property for the purpose for which it is held by the Company) duly filed and recorded, on substantially all of the Company's tangible properties and franchises (other than items purchased for resale in the ordinary course of business) and (subject to the necessity for particular filings and recordings in the case of certain personal property such as railroad rolling stock) will constitute a like lien on any such properties hereafter acquired by the Company except that any such after-acquired property will be subject to prior liens and encumbrances, if any, existing when acquired by the Company, except that the Mortgage will not become a lien upon after-acquired real property in a new county until it has been duly filed and recorded and except that the Mortgage may not be effective as to property acquired subsequent to the filing of a case with respect to the Company under the Bankruptcy Code (defined as Title 11, United States Code, Sections 1 et seq., as amended);

      (k) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such

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Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered, will be entitled to the benefits of the Mortgage, in the case of Mortgage Bonds, or the Indenture, in the case of other Securities, and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, or other laws of general applicability relating to or affecting creditors' rights and (ii) general equity principles; the Mortgage, in the case of Mortgage Bonds, including Pledged Bonds, and/or the Indenture, in the case of Securities other than Mortgage Bonds, has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Mortgage, in the case of Mortgage Bonds, including Pledged Bonds, and/or the Indenture, in the case of Securities other than Mortgage Bonds, will each constitute a valid and legally binding instrument, enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other laws of general applicability relating to or affecting creditors' rights and (ii) general equity principles; and the Mortgage, in the case of Mortgage Bonds, including Pledged Bonds, and/or the Indenture, in the case of other Securities, conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

      (l) If the Designated Securities consist of Secured Securities, the Pledged Bond has been duly authorized and established in conformity with the provisions of the Mortgage and, when the Pledged Bond has been executed and authenticated in accordance with the provisions of the Mortgage and pledged to the Indenture Trustee as contemplated by the Indenture, the Pledged Bond will be entitled to the benefits of the Mortgage and will be a valid and binding obligation of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, or other laws of general applicability relating to or affecting creditors' rights and (ii) general equity principles; the payments of the principal of, premium, if any, and interest on the Secured Securities to which a Pricing Agreement relates are secured by the related Pledged Bond; assuming that the Indenture Trustee holds the Pledged Bond as provided in the Indenture, the Indenture creates a valid and perfected first priority security interest in the Pledged Bond; and the Mortgage conforms, and the Pledged Bond will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented;

      (m) The issue and sale of the Designated Securities and the execution, delivery and performance of and the compliance by the Company with all of the provisions of the Designated Securities, the Mortgage, in the case of Mortgage Bonds or a Pledged Bond, the Indenture in the case of other Securities, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material contract indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of (1) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties except for a violation that would

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not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholder's equity or results of operations of the Company and its subsidiaries, taken as a whole; or (2) the provisions of the Restated Articles of Incorporation or By-laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities, the execution, delivery, performance of and compliance by the Company with all of the provisions of this Agreement and any Pricing Agreement or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Mortgage, in the case of Mortgage Bonds or a Pledged Bond, or the Indenture, in the case of other Securities, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and from the Federal Energy Regulatory Commission and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

      (n) The statements set forth in the Prospectus as amended or supplemented with respect to the Designated Securities under the caption "Description of Debt Securities" (or similar captions), insofar as they purport to constitute a summary of the terms of the Designated Securities and, if applicable, under the caption "Taxation" (or similar caption), and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair summaries in all material respects;

      (o) Neither the Company nor any of its Significant Subsidiaries is (i) in violation of its Restated Articles of Incorporation, or, as the case may be, articles of incorporation or other equivalent document, or By-laws, or (ii) except for any default which would not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholder's equity or results of operations of the Company and its subsidiaries, taken as a whole, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

      (p) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholder's equity or results of operations of the Company and its subsidiaries, taken as a whole; and, other than as set forth in the Prospectus, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

      (q) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

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      (r) Deloitte & Touche LLP, who audited the audited financial statements and supporting schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company and its consolidated subsidiaries as required by the Act and the rules and regulations thereunder;

      (s) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company which, individually or in the aggregate, are material to the Company and its subsidiaries, except as disclosed in the Prospectus;

      (t) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, cash flows and changes in shareholder's equity of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The Company has no material contingent obligation which is not disclosed in the Registration Statement and the Prospectus. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. If applicable, the pro forma financial statements of the Company and its consolidated subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein;

      (u) Other than as set forth in the Prospectus, the Company and its Significant Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received (or have pending) all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the current or future consolidated financial position, shareholder's equity or results of operations of the Company and its subsidiaries, taken as a whole; and

      (v) The Company is not a "holding company" but is an "affiliate" of a "holding company" (within the meaning of the Public Utility Holding Company Act of 1935, as amended

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(the "1935 Act")), which holding company is exempt from the provisions of the
1935 Act, other than Section 9(a)(2) thereof, pursuant to Section 3(a)(1) thereof.

      3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

      4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in the Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor in the manner specified in the Pricing Agreement relating thereto, payable to the order of the Company, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

      5. The Company agrees with each of the Underwriters of any Designated
Securities:

      (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities unless the Company has furnished the Representatives for such Securities with a copy for their review and comment a reasonable time period prior to filing and has reasonably considered any comments of the Representatives; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and to furnish the Representatives with copies thereof in such quantities as the Representatives may reasonably request; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of (i) the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, (ii) the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, (iii) the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, (iv) the initiation or threatening of any proceeding for any such purpose, or (v) any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the

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issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to promptly use every reasonable effort to obtain the withdrawal of such order;

      (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply, so far as it is able, with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or as a securities dealer or to file a general consent to service of process in any jurisdiction or to comply with any other requirements deemed by the Company to be unduly burdensome;

      (c) Prior to 3:00 p.m., New York City time, on the business day next succeeding the date of the Pricing Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

      (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its consolidated subsidiaries (which need not be audited) complying with Section 11 (a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

      (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

      (f) If the Designated Securities are Secured Securities, at the Time of Delivery the Company will issue and deliver the related Pledged Bond to the Indenture Trustee as security for the Designated Securities.

      6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the reasonable fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other reasonable expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Mortgage, any Indenture, any Blue Sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the reasonable fees (not to exceed $7,500) and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) the cost of preparing the Securities; (vi) the reasonable fees and expenses of any trustee and any agent of any trustee and the reasonable fees and disbursements of counsel for any trustee in connection with the Mortgage, the Indenture and the Securities; (vii) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and (viii) all other reasonable costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; it being acknowledged and agreed that the Underwriters shall have no responsibility for payment of any of the foregoing costs, fees, disbursements and expenses, whether reasonable or not. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the

Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

      (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to this Agreement, the validity of the Mortgage or, as the case may be, the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Thomas A. Hughes, Esq., Vice President and General Counsel to the Company, shall have furnished to the Representatives his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

        (i) The Company (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented and (B) is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and, except as described in the Registration Statement and the Prospectus, the Company holds all material licenses, certificates and permits (or has applications pending) from governmental authorities necessary for the conduct of its business;

        (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented;

        (iii) Each Significant Subsidiary, if any, of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the power and authority (corporate and other) to own its property and to conduct its business as described in the Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the current or future consolidated financial position, shareholder's equity or results of operations of the Company and its subsidiaries, taken as a whole; and, except as described in the Registration Statement and the Prospectus as amended or supplemented, each Significant Subsidiary of the Company holds all licenses, certificates and permits (or has applications pending) from governmental authorities necessary for the conduct of its business, except where the failure to hold necessary licenses, certificates or permits would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

        (iv) To the best of such counsel's knowledge after due inquiry and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholder's equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (v) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

        (vi) The Company has good and marketable title to all properties standing of record in its name (which includes, without limitation, all of those properties, except pollution control facilities standing in the names of certain municipalities which are being purchased by the Company pursuant to installment sales contracts and the undivided ownership interest of Michigan Public Power Agency in a portion of the Belle River Power Plant, in each case as described in the Prospectus, which constitute or on which there are erected its principal plants, generating stations and substations and on which its general office and service buildings are constructed and all other important parcels of real estate) and improvements thereon, subject to the lien of the Mortgage and to minor exceptions and minor defects, irregularities and deficiencies which, in the opinion of the Company, do not materially impair the use of such property for the purpose for which it is held by the Company, and the Company has adequate rights to maintain and operate such of its distribution facilities as are located on public or other property owned by the Company;

        (vii) The Designated Securities have been duly authorized and established in conformity with the provisions of the Mortgage, in the case of the Mortgage Bonds, or the Indenture, in the case of other Securities, and, when such Designated Securities are executed by the Company and authenticated by the applicable Trustee in accordance with the provisions of the Mortgage, in the case of the Mortgage Bonds, or the Indenture, in the case of other Securities, such Designated Securities will be secured by the lien of and entitled to the benefits of Mortgage, in the case of the Mortgage Bonds, or entitled to the benefits of the Indenture, in the case of other Securities, and will be valid and legally binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by (1) bankruptcy, insolvency, fraudulent transfer, reorganization, or other laws of general applicability relating to or affecting creditors' rights and (ii) general equity principles; and the Designated Securities and the Mortgage, in the case of the Mortgage Bonds, or the Indenture, in the case of other Securities, conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to such Designated Securities;

        (viii) The Mortgage, in the case of the Mortgage Bonds, including Pledged Bonds, and/or the Indenture, in the case of Securities other than Mortgage Bonds, has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Mortgage, in the case of the Mortgage Bonds, including Pledged Bonds, and the Indenture, in the case of Securities other than Mortgage Bonds, has been duly qualified under the Trust Indenture Act;

        (ix) If the Designated Securities consist of Mortgage Bonds or Secured Securities, the Mortgage is a first lien (subject to no prior liens, charges, encumbrances or security interests, except current taxes and assessments not yet due and minor encumbrances which, in such counsel's opinion, do not materially impair the use of such property for the purpose for which it is held by the Company), duly filed and recorded, on substantially all of the Company's tangible properties and franchises (other than items purchased for resale in the ordinary course of business) and (subject to the necessity for particular filings and recordings in the case of certain personal property such as railroad rolling stock) will constitute a like lien on any such properties hereafter acquired by the Company except that any such after-acquired property will be subject to prior liens and encumbrances, if any, existing when acquired by the Company, except that the Mortgage will not become a lien upon after-acquired real property in a new county until it has been duly filed and recorded and except that the Mortgage may not be effective as to property acquired subsequent to the filing of a case with respect to the Company under the Bankruptcy Code;

        (x) If the Designated Securities consist of Secured Securities, the Pledged Bond has been duly authorized and established in conformity with the provisions of the Mortgage and, when the Pledged Bond has been executed and authenticated in accordance with the provisions of the Mortgage and pledged to the Indenture Trustee as contemplated by the Indenture, the Pledged Bond will be entitled to the benefits of the Mortgage and will be a valid and binding obligation of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other laws of general applicability relating to or affecting creditors' rights and (ii) general equity principles; the payments of the principal of, premium, if any, and interest on the Secured Securities to which a Pricing Agreement relates are secured by the related Pledged Bond; assuming that the Indenture Trustee holds the Pledged Bond as provided in the Indenture, the Indenture creates a valid and perfected first priority security interest in the Pledged Bond; and the Mortgage conforms, and the Pledged Bond will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented;

        (xi) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Mortgage, in the case of Mortgage Bonds or a Pledged Bond, the Indenture, in the case of other Securities, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to such counsel after due inquiry, to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company is subject, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties except (i) that such counsel need express no opinion as to rights to indemnity which may be limited by applicable law, and (ii) any such conflict, breach, violation or default that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or (2) result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or By-laws of the Company;

        (xii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency, including, without limitation, the Michigan Public Service Commission, or any other body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Mortgage, in the case of the Mortgage Bonds or a Pledged Bond, or the Indenture, in the case of other Securities, except such as have been obtained under the Act, the Trust Indenture Act and from the Federal Energy Regulatory Commission and/or the Michigan Public Service Commission and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

        (xiii) The statements set forth in the Prospectus as supplemented with respect to the Designated Securities under the caption "Description of Debt Securities" (or similar captions), insofar as it purports to constitute a summary of the terms of the Designated Securities and, if applicable, under the caption "Taxation" (or similar caption), and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair summaries in all material respects;

        (xiv) Neither the Company nor any of its Significant Subsidiaries is in violation of its Restated Articles of Incorporation, or, as the case may be, articles of incorporation or other equivalent document, or By-laws, or except for any default which would not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

        (xv) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the Investment Company Act;

        (xvi) The Company is not a "holding company" but is an "affiliate" of a "holding company" (within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "1935 Act")), which holding company is exempt from the provisions of the 1935 Act, other than Section 9(a)(2) thereof, pursuant to Section 3(a)(1) thereof;

        (xvii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data therein and except for those parts of the Registration Statement which constitute the Forms T-1, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

        (xviii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial data therein and except for those parts of the Registration Statement which constitute the Forms T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the respective rules and regulations of the Commission thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xiii) of this Section 7(c), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein and except for those parts of the Registration Statement which constitute the Forms T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein and except for those parts of the Registration Statement which constitute the Forms T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein and except for those parts of the Registration Statement which constitute the Forms T-1, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

      (d) Hunton & Williams, LLP, counsel to the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the same effect with respect to the matters enumerated in paragraphs (i)(A),(v),(vii) (except to the extent such paragraph (vii) opines as to the lien of the Mortgage), (viii),(x),(xii),(xiii),(xvi),(xvii) and (xviii) of subsection (c) of this Section 7 as the opinion of Thomas A. Hughes, Esq. In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the federal laws of the United States of America and the laws of the State of New York and may rely, as to all matters of Michigan law, upon the opinion of Thomas A. Hughes, Esq. referred to above.

      (e) Except as otherwise agreed, on the date of the Pricing Agreement relating to the Designated Securities, the independent accountants of the Company who have audited the audited financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters dated the date of the Pricing Agreement, each in a form satisfactory to you;

      (f) At the Time of Delivery for such Designated Securities, the independent accountants of the Company who have audited the audited financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a "bring down" letter or letters dated at the Time of Delivery, each in a form satisfactory to you or, if no letter has been previously delivered pursuant to paragraph (e) above, a letter to the effect specified pursuant to such paragraph (e), but dated at the Time of Delivery;

      (g) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change (other than such as may have occurred in the ordinary course of business), in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse to the Company and its subsidiaries, taken as a whole, as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

      (h) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g) (2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or have otherwise given any notice of a possible change in any such rating that does not indicate the direction of the possible change;

      (i) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by Federal, New York or Michigan State authorities; (iv) a material disruption in commercial banking or securities settlement or clearance services in the United States or the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or other crisis or calamity; or
(v) any material adverse change in financial markets in the United States, if the effect of any such event specified in clauses (iv) and (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities; and

      (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as the Representatives may reasonably request.

      8. (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees, and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities or with respect to any statements in or omissions from that part of the Registration Statement that shall constitute the Statements of Eligibility and Qualification under the Trust Indenture Act of the Trustee, and except that this indemnity shall not inure to the benefit of any Underwriter on account of any losses, claims, damages, liabilities or actions, suits or proceedings arising from the sale of the Designated Securities to any person if a copy of the Prospectus, as the same may then be supplemented or amended (excluding, however, any document then incorporated or deemed incorporated therein by reference), was provided by the Company to the Representatives (sufficiently in advance of the Time of Delivery to allow for distribution by the Time of Delivery) but was not sent or given, if required by the Act to be sent or given, to such person by or on behalf of such Underwriter to such person with or prior to the written confirmation of sale involved and the omission or alleged omission or untrue statement or alleged untrue statement was corrected in the Prospectus as supplemented or amended at such time.

      (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each of its directors, officers, employees, and agents, and each person who controls the Company within the meaning of either the Act or the Exchange Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by each such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof giving information as to the nature and basis of the claim, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party assumes the defense, selected counsel may be counsel to the indemnifying party, unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of separate counsel for the indemnified party or (ii) in the written opinion of counsel to such indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them or defenses available to the indemnified party which are different from, additional to or in competition with those available to the indemnifying party, in either of which cases the reasonable fees and expenses of such separate counsel (including disbursements) for such indemnified party shall be reimbursed by the indemnifying party to the indemnified party. It is understood that the indemnifying party shall not, in connection with any litigation or proceeding or related litigation or proceedings in the same jurisdiction as to which the indemnified parties are entitled to such separate representation, be liable under this Agreement for the reasonable fees and out-of-pocket expenses for more than one separate firm (together with not more than one appropriate local counsel) for all such indemnified parties.

      (d) In furtherance of the requirement above that fees and expenses of counsel (to the extent the indemnified person does not assume the defense) or any separate counsel for the indemnified parties shall be reasonable, the Underwriters and the Company agree that the indemnifying party's obligations to pay such fees and expenses shall be conditioned upon the following:

in case separate counsel is proposed to be retained by the indemnified parties pursuant to clause (ii) of the preceding paragraph, the indemnified parties shall, if appropriate, in good faith fully consult with the indemnifying party in advance as to the selection of such counsel; and

reimbursable fees and expenses of such separate counsel shall be detailed and supported in a manner reasonably acceptable to the indemnifying party (but nothing herein shall be deemed to require the furnishing to the indemnifying party of any information, including, without limitation, computer print-outs of lawyers' daily time entries, to the extent that, in the judgment of such counsel, furnishing such information might reasonably be expected to result in a waiver of any attorney-client privilege) and presented to the indemnifying party as soon as practicable following receipt of such counsel's invoice.

      No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      The indemnifying party shall not be liable for any settlement of any litigation or proceeding effected without the written consent of the indemnifying party, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees, subject to the provisions of this Section 8, to indemnify the indemnified party from and against any loss, damage, liability or expenses by reason of such settlement or judgment.

      (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, and the indemnifying party has been prejudiced in any material respect by such failure, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (e) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

      (f) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have.

      9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

      (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

      11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by the Underwriters (and approved in writing by the Representatives) in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

      12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers, directors, employees and agents of the Company and any Underwriter and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day commercial banking institutions in New York, New York are open for business.

      15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                          Very truly yours,

                                          The Detroit Edison Company

                                          By: __________________________________
                                              Name:
                                              Title:

Accepted as of the date hereof:

By: _________________________________
    Name:
    Title:

By: _________________________________
    Name:
    Title:

As Representatives of the several Underwriters

                                                                         ANNEX I

                                PRICING AGREEMENT

[  ]

  As Representatives of the several
     Underwriters named in Schedule I hereto,

                                                                          [DATE]

Ladies and Gentlemen:

      The Detroit Edison Company, a Michigan corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the
Underwriting Agreement, dated [       ] (the "Underwriting Agreement"), between
the Company on the one hand and [        ], as representatives of the several
underwriters named herein, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

      An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

      Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

      If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                          Very truly yours,

                                          The Detroit Edison Company

                                          By: __________________________________
                                              Name:
                                              Title:

Accepted as of the date hereof:

By: _________________________________
    Name:
    Title:

By: _________________________________
    Name:
    Title:

As Representatives of the several Underwriters

                                   SCHEDULE I

             UNDERWRITER                            PRINCIPAL AMOUNT
             -----------                            ----------------

                                             ---------------------------
Total
      -------------------------------        ---------------------------

                                   SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

AGGREGATE PRINCIPAL AMOUNT:

PRICE TO PUBLIC:

PURCHASE PRICE BY UNDERWRITERS:

FORM OF DESIGNATED SECURITIES:

            Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

            Same day funds.

MORTGAGE AND DEED OF TRUST:

            Mortgage and Deed of Trust dated as of October 1, 1924, as supplemented by and through a Supplemental Indenture, dated as of [ ], between the Company and J.P. Morgan Trust Company, National Association, as successor trustee.

COLLATERAL TRUST INDENTURE:

            Collateral Trust Indenture dated as of June 30, 1993, as
            supplemented by and through a [            ] Supplemental Indenture,
            dated as of [          ], between the Company and J.P. Morgan Trust
            Company, National Association, as successor trustee.

MATURITY:

INTEREST RATE:

DAY COUNT:

INTEREST PAYMENT DATES:

                                   Sch. II-1

REDEMPTION PROVISIONS:

            As set forth in the Designated Securities

SINKING FUND PROVISIONS:

DEFEASANCE PROVISIONS:

            The Company may defease the Designated Securities pursuant to the terms of the Indenture.

TIME OF DELIVERY:

CLOSING LOCATION FOR DELIVERY OF SECURITIES:

            Hunton & Williams LLP
            200 Park Avenue
            New York, New York  10166

NAMES AND ADDRESSES OF REPRESENTATIVES:

                                  SCHEDULE III

                            SIGNIFICANT SUBSIDIARIES